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                                    EXHIBIT A

                          AGREEMENT AS TO JOINT FILING


         Pursuant to Regulation Section 240.13d-1(f)(1)(iii), the undersigned acknowledge and agree that the attached Schedule 13D Amendment relating to Cone Mills Corporation is being filed on behalf of each of the undersigned.


         /s/ Marc H. Kozberg                   /s/ Charles Barry
---------------------------------       ----------------------------------------
Marc H. Kozberg                         Charles Barry

         /s/ Demetre Nicoloff                  /s/ Melanie Barry
---------------------------------       ----------------------------------------
Dr. Demetre Nicoloff                    Melanie Barry

         /s/ Edward S. Adams                   /s/ Marvin W. Goldstein
---------------------------------       ----------------------------------------
Edward S. Adams                         Marvin W. Goldstein

         /s/ Robert H. Paymar                  /s/ Robert C. Klas, Sr.
---------------------------------       ----------------------------------------
Robert H. Paymar                        Robert C. Klas, Sr.

         /s/ Timothy R. Duoos           NICOLOFF PROPERTIES PARTNERSHIP
---------------------------------
Timothy R. Duoos
                                        By:    /s/ Ardelle Nicoloff
                                           -------------------------------------
         /s/ Ardelle Nicoloff                  Ardelle Nicoloff, general partner
---------------------------------
Ardelle Nicoloff

THE TEMPLE COMPANY, L.L.P.

By:      /s/ Charles Barry
   ------------------------------
         Charles Barry, a partner

CHARMEL LIMITED PARTNERSHIP

By:      Charmel Enterprises, Inc.

By:      /s/ Charles Barry
   ------------------------------
         Charles Barry, President

CHARMEL ENTERPRISES, INC.

By:      /s/ Charles Barry
   ------------------------------
         Charles Barry, President

         /s/ Richard Fizgerald
---------------------------------
Richard Fitzgerald